Managed Securities Plus Fund, Inc.












Annual Report
December 31, 1999

                       MANAGED SECURITIES PLUS FUND, INC.
                              LETTER TO SHAREHOLDER

                                                                February 4, 2000
Dear Shareholder:

         We are pleased to present the annual report for the Managed Securities Plus Fund, Inc. (the "Fund"). Enclosed you will find the audited financial statements for the Fund for the year ended December 31, 1999.

         The Fund commenced investment operations on February 5, 1997. The initial net asset value ("NAV") of the Fund's common shares was $10,000.00 per share. At December 31, 1999, the NAV of the Fund's common share was $1,641.00, representing a decrease in total return, based on NAV, of 17.83%, for the period February 5, 1997 through December 31, 1999 and 22.98% for the year ended December 31, 1999, assuming reinvestment of dividends and distributions, if any. Additional performance data can be found in the "Financial Highlights" section of this report.

        We appreciate your interest in the Fund, and would be pleased to respond to any questions or comments. If you have any questions, please feel free to call the Fund at 212-272-9027.


Sincerely,



/S/ ELI WACHTEL
---------------
Eli Wachtel
President
Managed Securities Plus Fund, Inc.

                       MANAGED SECURITIES PLUS FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999





ASSETS
         Cash..........................................................$38,336
         Interest receivable............................................14,150
                                                                       -------
              Total assets .............................................52,486
                                                                       -------

LIABILITIES
         Accounting and administration fees payable (Note B).............7,280
         Advisory fee payable (Note B)...................................4,211
         Custodian fee payable (Note B).................................   554
         Accrued expenses...............................................38,800
                                                                       -------
              Total liabilities.........................................50,845
                                                                       -------

NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARE.....................$ 1,641
                                                                       =======



NET ASSETS CONSIST OF:
        Common shares:
          Paid-in capital (Notes A,D)...................................1,641
                                                                      -------
                Net assets applicable to outstanding capital share ...$ 1,641
                                                                      =======

NET ASSET VALUE PER COMMON SHARE:
        ($1,641 / 1)..................................................$ 1,641
                                                                      =======











    The accompanying notes are an integral part of the financial statements.

                       MANAGED SECURITIES PLUS FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999





INVESTMENT INCOME
        Interest (Note A).......................................... $22,713,025
                                                                    -----------


EXPENSES
        Advisory fees (Note B).....................................     329,223
        Accounting and administration fees (Note B)................      82,302
        Legal and auditing fees....................................      67,760
        Custodian fees and expenses (Note B).......................      49,101
        Transfer agent fees and expenses...........................      27,863
        Directors' fees and expenses...............................      25,460
        Amortization of organizational costs (Note A)..............      21,117
        Interest and other (Note A)................................      20,524
                                                                    -----------
                Total expenses.....................................     623,350
                                                                    -----------

        Net investment income......................................  22,089,675
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
        Net realized loss from:
                Investments........................................  (2,018,403)
        Net change in unrealized appreciation in value of
                investments........................................  (6,842,744)
                                                                    -----------

        Net realized and unrealized loss on investments ...........  (8,861,147)
                                                                    -----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $13,228,528
                                                                    ===========









    The accompanying notes are an integral part of the financial statements.

                       MANAGED SECURITIES PLUS FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS




                                                                       FOR THE YEARS ENDED
                                                              DECEMBER 31, 1999   DECEMBER 31, 1998
                                                              -----------------   -----------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
        Net investment income......................................$ 22,089,675        $29,107,927
        Net realized gain/(loss) on investments and
                foreign currency related transactions..............  (2,018,403)         9,019,519
        Net change in unrealized appreciation in value of
                investments and translation of other
                assets and liabilities denominated
                in foreign currencies .............................  (6,842,744)         1,097,175
                                                                   ------------      -------------
        Net increase in net assets resulting
                from operations....................................  13,228,528         39,224,621
                                                                   ------------      -------------

DIVIDENDS TO PREFERRED SHAREHOLDERS:
        Net investment income...................................... (24,696,944)       (26,540,000)

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS:
        Net investment income......................................     --              (2,344,262)
        Net realized gain from investments.........................  (3,180,479)        (5,734,238)
        Return of capital..........................................(107,346,540)            --
                                                                   ------------      -------------
        Total dividends and distributions to shareholders..........(135,223,963)       (34,618,500)
                                                                   ------------      -------------

CAPITAL SHARE TRANSACTIONS
        Redemption of common and preferred shares (Note D) ........(408,928,000)            --
                                                                   ------------      -------------

        Total increase/(decrease) in net assets....................(530,923,435          4,606,121
                                                                   ------------      -------------

NET ASSETS
        Beginning of year.......................................... 530,925,076        526,318,955
                                                                   ------------      -------------

        End of year (including undistributed net
                investment income of $180,410 for
                the year ended December 31, 1998)                  $      1,641      $ 530,925,076
                                                                   ============      =============








    The accompanying notes are an integral part of the financial statements.

                       MANAGED SECURITIES PLUS FUND, INC.
                              FINANCIAL HIGHLIGHTS



================================================================================
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
================================================================================


                                                                                                     FOR THE PERIOD
                                                                            FOR THE YEARS ENDED     FEBRUARY 5, 1997*
                                                                        DECEMBER 31,   DECEMBER 31,    THROUGH
                                                                           1999          1998       DECEMBER 31, 1997
                                                                        --------------------------  -----------------

      Net asset value, beginning of period ..........................   $ 10,329.52    $ 10,185.75    $  10,000.00
                                                                        -----------    -----------    ------------
      Net investment income .........................................        742.39         908.58          836.13
      Net realized and unrealized gain on investments and
      foreign currency related transactions .........................      1,370.95(1)      315.78          187.38(1)
                                                                        -----------    -----------    ------------
      Net increase in net assets resulting from
            operations ..............................................      2,113.34       1,224.36        1,023.51
                                                                        -----------    -----------    ------------

      Dividends to preferred shareholders:
      Net investment income .........................................       (830.02)       (828.42)        (746.19)
      Dividends and distributions to common shareholders:
      Net investment income .........................................           --          (73.17)         (90.08)
      Net realized gain from investments ............................        (99.28)       (179.00)          (1.49)
      Return of capital .............................................     (3,350.72)          --              --
                                                                        -----------    -----------    ------------
      Total dividends and distributions to shareholders .............     (4,280.02)     (1,080.59)        (837.76)
                                                                        -----------    -----------    ------------

      Capital Share Transactions:
      Redemption of common shares (Note D) ..........................     (6,521.84)          --              --
                                                                        -----------    -----------    ------------

      Net asset value, end of period ................................   $  1,641.00    $ 10,329.52    $  10,185.75
                                                                        ===========    ===========    ============
      Total investment return (2) ...................................        -22.98%          3.79%           2.78%
                                                                        ===========    ===========    ============

Ratios/Supplemental Data
      Net assets applicable to outstanding capital shares
        at end of period (000's omitted) .............................. $         2    $   530,925    $    526,319
      Ratio of expenses to average net assets .......................          0.13%          0.13%           0.14%(3)
      Ratio of net investment income to average net assets ..........          4.72%          5.47%           5.71%(3)
      Portfolio turnover rate .......................................         52.76%         66.76%          25.79%
      Value of preferred shares outstanding (000's omitted) .........           --     $   200,000    $    200,000
      Net asset coverage per share of preferred shares,
        end of period .................................................         --     $   265,463    $    263,159
      Liquidation value per share of preferred shares,
        if any (4)(Note D)                                                      --     $   100,000    $    100,000

----------------
*    Commencement of investment operations.
**   Calculated based on average shares outstanding.
(1) The amount(shown for a common share outstanding is not in accordance with the change in the aggregate gains and losses in investments during the period due to the timing of sales of Fund shares in connection with the Fund's offerings and fluctuating net asset values.
(2) Total investment return is calculated assuming a purchase of common shares at the net asset value on the first day and a sale of common shares on the last day of each period. Total investment return includes reinvestment of dividends and distributions, if any. Underwriting discounts and commissions, if any, are not reflected in total investment return. Total investment return is not annualized.
(3)  Annualized.
(4)  Excluding accumulated but unpaid dividends, if any.






    The accompanying notes are an integral part of the financial statements.

                       MANAGED SECURITIES PLUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Managed Securities Plus Fund, Inc. (the "Fund"), formerly known as Managed Income Securities Plus Fund, Inc., is a non-diversified, closed-end management investment company registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was incorporated under the laws of the State of Delaware on January 27, 1997.

ORGANIZATIONAL MATTERS - Prior to commencing investment operations on February 5, 1997, the Fund did not have any transactions other than those relating to organizational matters. Costs of $33,191 incurred by the Fund in connection with the organization, registration with the Commission and initial offering of its shares, were deferred and was amortized using the straight-line method over the expected period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Fund. At January 1, 1999 (start of the Fund's new fiscal year) all unamortized organizational costs, were charged to expense at that date in accordance with the American Institute of Certified Public Accountants' Statement of Position 98-5 - Reporting on the Costs of Start-up Activities.

MANAGEMENT ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION - Investments, if any, are stated at fair value in the accompanying financial statements. Investments (including short-term investments) are valued by one or more independent pricing services (the "Service") approved by the Fund's Board of Directors. Securities for which quoted bid prices in the judgment of the Service are representative and readily available, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Expenses and fees, including the investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares. The net asset value of the Fund is calculated at the end of each month and at any other times determined by the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities, if any, are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts are accreted over the lives of the related investments into interest income with adjustments to the cost of such investments.

U.S. FEDERAL TAX STATUS - The Fund has distributed substantially all of its taxable income in compliance with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Fund is not subject to a U.S. federal excise tax.

At December 31, 1999, the Fund had capital loss carryforwards of $2,018,403 available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of 2007. This amount has been included within the reclassification to Paid-in capital. To the extent that the capital loss carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

DIVIDENDS AND DISTRIBUTIONS - The Fund distributes, at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the respective shares' ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

RECLASSIFICATION OF CAPITAL ACCOUNTS - As of December 31, 1999, the Fund reclassified $111,659,359 of distributions in excess of net investment income and realized capital gains to Paid-in capital.

The Fund reclassified $11,000 (originally charged to Paid-in capital at the Fund's inception in anticipation of incurring various expenses in connection with the Fund's common and preferred share offerings) to Paid-in capital.

OTHER - Prior to December 6, 1999 the Fund had outstanding $50,000 aggregate principal amounts of Floating Rate Notes (the "Notes") paying interest quarterly at a floating rate equal to the three month London Interbank Offered Rate ("LIBOR") plus 2.50% per annum. The Notes were redeemable at face value at any time by the Fund. On December 6, 1999, the Fund redeemed the Notes at face value.

NOTE B - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 1999, Bear Stearns Asset Management Inc. (the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc. ("Bear Stearns"), served as the Fund's investment adviser pursuant to an Investment Advisory Agreement whereby the Fund has agreed to pay the Adviser a monthly fee equal to an annual rate of 0.075% of the Fund's average monthly net assets.

 Under the terms of an Administrative Services Agreement among the Fund, Bear Stearns and PFPC Inc. ("PFPC"), PFPC provided certain fund accounting and administrative services to the Fund for the year ended December 31, 1999. For providing these services, the Fund has agreed to pay PFPC an annual fee of $80,000, plus out of pocket expenses, if any, payable monthly.

For the year ended December 31, 1999, PFPC also served as the Fund's transfer agent, dividend disbursing agent and the registrar for the common shares, preferred shares and Notes.

For the year ended December 31, 1999, Custodial Trust Company ("CTC"), a wholly-owned subsidiary of Bear Stearns and an affiliate of the Adviser, served as custodian to the Fund. For providing these services, the Fund has agreed to pay CTC a monthly fee equal to an annual rate of 0.01% of the Fund's average monthly net assets, subject to a minimum annual fee of $6,000, plus transaction charges.

NOTE C - INVESTMENTS IN SECURITIES

At December 31, 1999, the Fund had no investments in securities.

For the year ended December 31, 1999, purchases and sales of securities, other than short-term investments, were $30,571,797 and $282,148,422, respectively.

NOTE D - CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 97,000 shares of $0.01 par value common stock. The Fund currently has one share of common stock outstanding, which is beneficially owned by Bear Stearns. The common shares have not been and will not be registered under the Securities Act of 1933, as amended, and as a consequence the common shares may be offered or transferred only in a private transaction.

During the year ended December 31, 1999, the Fund redeemed 32,035.8 of its 32,036.8 shares of common stock issued and outstanding for $208,939,000. During the year ended December 31, 1998, the Fund had no transactions in its common shares.

The Fund is authorized to issue up to 3,000 shares of $0.01 par value preferred stock. The Fund currently has no shares of preferred stock outstanding as a result of the redemption of all 2,000 issued and outstanding shares for $200,000,000 during the year ended December 31, 1999. During the year ended December 31, 1998, the Fund had no transactions in its preferred shares.

                       MANAGED SECURITIES PLUS FUND, INC.
                         REPORT OF INDEPENDENT AUDITORS




To the Shareholder and Board of Directors,
Managed Securities Plus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Managed Securities Plus Fund, Inc. (the "Fund") as of December 31, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period February 5, 1997 (commencement of investment operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the above stated periods in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP
Princeton, New Jersey
February 18, 2000

                       MANAGED SECURITIES PLUS FUND, INC.
                    SHAREHOLDER TAX INFORMATION - (UNAUDITED)



The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1999) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. Of the $110,527,019 distribution paid to common shareholders in respect of such fiscal year, $3,180,479 was derived from net realized long-term capital gains.

There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1999.

Notification for calendar year 1999 was mailed in January 2000. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keoghs and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

[LOGO]
[GRAPHIC OMITTED]



MANAGED SECURITIES PLUS FUND, INC.
245 Park Avenue
New York, NY  10167
1.212.272.9027

DIRECTORS AND CORPORATE OFFICERS
Samuel L. Molinaro, Jr.                    Chairman of the Board
Eli Wachtel                                President and Director
Peter M. Bren                              Director
John R. McKernan, Jr.                      Director
M.B. Oglesby, Jr.                          Director
Frank J. Maresca                           Vice President and Treasurer
Stephen A. Bornstein                       Secretary
Vincent L. Pereira                         Vice President, Assistant Treasurer
                                           and Assistant Secretary

INVESTMENT ADVISER
Bear Stearns Asset
Management Inc.
575 Lexington Avenue
New York, NY  10022

CUSTODIAN                                  CO-ADMINISTRATOR, ACCOUNTING AND
Custodial Trust Company                    TRANSFER AGENT
101 Carnegie Center                        PFPC Inc.
Princeton, NJ  08540                       400 Bellevue Parkway
                                           Wilmington, DE  19809

LEGAL COUNSEL                              INDEPENDENT AUDITORS
Skadden, Arps, Slate, Meagher              Deloitte & Touche LLP
& Flom LLP                                 Two World Financial Center
Four Times Square                          New York, NY  10281
New York, NY  10036


This report, including the financial statements herein, is submitted for the general information of shareholders of the Fund. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report. Total investment return is based on historical results and is not intended to indicate future performance. The total investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.